Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                          21ST CENTURY INSURANCE GROUP

                                  June 26, 2002

                Please Detach and mail in the Envelope Provided


 A [X]  Please mark your votes as in this example.


                                   WITHHOLD
                                  AUTHORITY
                           to vote for all nominees
                   FOR        listed at right
                                                Nominees: J.B. De Nault, III
1.  Election of    [ ]              [ ]                   W.N. Dooley
    Directors                                             R.S. Foster, M.D.
                                                          R.M. Gillespie
                                                          B.W. Marlow
                                                          J.P. Miscoll
                                                          R.M. Sandler
                                                          G.M. Shepard
                                                          H.I. Smith

For the nominees listed at right with discretionary authority to cumulate votes except as marked to the contrary below.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                                                      FOR   AGAINST   ABSTAIN
2.        Proposal  to ratify the  appointment  of
          PricewaterhouseCoopers    LLP   as   the    [  ]    [  ]      [  ]
          independent accountants of the Company for 2002.


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                        PLEASE CHECK THIS BOX IF YOU    [  ]
                                        PLAN TO ATTEND THE MEETING


UNLESS OTHERWISE MARKED, THE PROXIES ARE APPOINTED WITH AUTHORITY TO VOTE "FOR" ALL NOMINEES FOR ELECTION, "FOR" ITEM 2, AND IN THEIR DISCRETION, TO VOTE UPON MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

              DIRECTORS RECOMMEND A VOTE FOR PROPOSALS #1 AND #2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature(s)_______________________________________  Dated____________, 2002

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, or as executor, administrator, trustee or guardian, please so indicate. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                          21ST CENTURY INSURANCE GROUP
                                      PROXY

           This Proxy is Solicited on Behalf of the Board of Directors

          The undersigned hereby appoints Robert M. Sandier, Howard L. Smith and Bruce W. Marlow as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this card, all the shares of common stock of 21st Century Insurance Group held of record by the undersigned on April 10, 2002 at the Annual Meeting of Shareholders to be held at the Skirball Cultural Center, Ahmanson Hall, 2710 North Sepulveda Boulevard, Los Angeles, California 90049-6833 on June 26, 2002 at 10:00 A.M. or any adjournment thereof.

                  (Continued and to be signed on other side. )

                       ANNUAL MEETING OF SHAREHOLDERS of


                          21ST CENTURY INSURANCE GROUP

                                 June 26, 2002

Co. # _____________________                     Acct. #_________________________

TO VOTE BY MAIL
---------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.


TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------
Please access the web page at www.voteproxy.com and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS   _____________________



                Please Detach and mail in the Envelope Provided


 A [X]  Please mark your votes as in this example.


                                   WITHHOLD
                                  AUTHORITY
                           to vote for all nominees
                   FOR        listed at right
                                                Nominees: J.B. De Nault, III
1.  Election of    [ ]              [ ]                   W.N. Dooley
    Directors                                             R.S. Foster, M.D.
                                                          R.M. Gillespie
                                                          B.W. Marlow
                                                          J.P. Miscoll
                                                          R.M. Sandler
                                                          G.M. Shepard
                                                          H.I. Smith

For the nominees listed at right with discretionary authority to cumulate votes except as marked to the contrary below.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                                                      FOR   AGAINST   ABSTAIN
2.        Proposal  to ratify the  appointment  of
          PricewaterhouseCoopers    LLP   as   the    [  ]    [  ]      [  ]
          independent accountants of the Company for 2002.


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                        PLEASE CHECK THIS BOX IF YOU    [  ]
                                        PLAN TO ATTEND THE MEETING


UNLESS OTHERWISE MARKED, THE PROXIES ARE APPOINTED WITH AUTHORITY TO VOTE "FOR" ALL NOMINEES FOR ELECTION, "FOR" ITEM 2, AND IN THEIR DISCRETION, TO VOTE UPON MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

              DIRECTORS RECOMMEND A VOTE FOR PROPOSALS #1 AND #2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature(s)_______________________________________  Dated____________, 2002

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, or as executor, administrator, trustee or guardian, please so indicate. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.